UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Marchex, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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must be completed for your vote to be counted. — Date and Sign Below B NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MR A SAMPLE (THIS AREA IS SET UPTO ACCOMMODATE C 1234567890 JNT 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR ASAMPLE AND MR ASAMPLE AND MR ASAMPLE AND 1UPX 549571 MR ASAMPLE AND MR ASAMPLE AND MR

MMMMMMMMMMMM    +    MARCHEX, INC. C  1234567890    000004    MMMMMMM  ENDORSEMENT_LINE______________ SACKPACK_____________   MMMMMMMMM   MR A SAMPLE   Online  DESIGNATION (IF ANY)  ADD 1 Go to www.investorvote.com/MCHX or scan the ADD 2   QR code — login details are located in the   ADD 3   shaded bar below.   ADD 4  ADD 5   ADD 6    Votes submitted electronically must be received  by 11:59 p.m., Pacific Time, on    September 28, 2022.   Stockholder Meeting Notice 1234 5678 9012 345  Important Notice Regarding the Availability of Proxy Materials for the  Marchex, Inc. 2022 Annual Stockholder Meeting to be Held on September 29, 2022   Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual  stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or  request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!   This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2022  proxy statement and 2021 annual report to stockholders are available at:   www.investorvote.com/MCHX  Easy Online Access — View your proxy materials and vote.   Step 1: Go to www.investorvote.com/MCHX.  Step 2: Click on the icon on the right to view meeting materials.  Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.  Step 4: Make your selections as instructed on each screen for your delivery preferences.  Step 5: Vote your shares.   When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.    Obtaining a Copy of the Proxy Materials –If you want to receive a copy of the proxy materials, you must request  one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side  on or before September 19, 2022 to facilitate timely delivery.   2NOT  COY  +    03OG5B

Stockholder Meeting Notice   The Marchex, Inc. 2022 Annual Meeting of Stockholders will be held on Thursday, September 29, 2022, at 10:00 a.m. Pacific Time,  at Marchex, Inc., 520 Pike Street, Suite 2000, Da Vinci Boardroom, Seattle, Washington.   Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.   The Board of Directors recommends a vote FOR all nominees:   1. To elect four (4) individuals to serve on the Company’s Board of Directors for the ensuing year and until their successors are duly elected and qualified;  2. In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the meeting and upon such other  matters as may properly come before the meeting.  PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to  receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.    Here’s how to order a copy of the proxy materials and select delivery preferences:   Current and future delivery requests can be submitted using the options below.  If you request an email copy, you will receive an email with a link to the current meeting materials.  PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.   — Internet – Go to www.investorvote.com/MCHX.  — Phone – Call us free of charge at 1-866-641-4276.  — Email – Send an email to investorvote@computershare.com with “Proxy Materials Marchex, Inc.” in the subject line. Include your full  name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the  meeting materials.  To facilitate timely delivery, requests for a paper copy of proxy materials must be received by September 19, 2022.